-1- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM SUBLEASE THIS SUBLEASE (this “Sublease”) is dated for reference purposes as of February 28, 2023, and is made by and between STANDARD BIOTOOLS INC., a Delaware corporation (formerly known as Fluidigm Corporation) (“Sublessor”), and FIRST DATABANK, INC., a Missouri corporation (“Sublessee”). Sublessor and Sublessee hereby agree as follows: 1. Recitals: This Sublease is made with reference to the fact that GNS NORTH TOWER, LP (successor-in-interest to AP3-SF3 CT NORTH, LLC), as landlord (“Master Lessor”), and Sublessor, as tenant, entered into that certain lease, dated as of March 20, 2019 (the “Original Lease”), as amended by that certain First Amendment to Lease dated as of April 26, 2019 (the “First Amendment”) and that certain Confirmation and Second Amendment to Lease dated as of February 25, 2020 (the “Second Amendment”; together with the Original Lease and the First Amendment, the “Master Lease”), with respect to premises consisting of approximately 77,929 rentable square feet of space, located on the 18th - 21st floors (the “Premises”) of Two Tower Place, South San Francisco, California(the “Building”). A copy of the Master Lease is attached hereto as Exhibit A. 2. Premises: Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, a portion of the Premises consisting of approximately 19,482 rentable square feet of space comprising the entirety of the 21st floor of the Building (hereinafter, the “Subleased Premises”). The Subleased Premises are more particularly described on Exhibit B attached hereto. The size of the Subleased Premises shall not be subject to remeasurement except to the extent of a remeasurement of the Premises pursuant to Section 1.3 of the Master Lease. 3. Term: A. Term. The term (the “Term”) of this Sublease shall be for the period commencing on the later of (i) Delivery of Possession (as hereinafter defined) of the Subleased Premises to Sublessee, and (ii) December 1, 2023 (the “Commencement Date”) and ending on April 30, 2030 (the “Expiration Date”), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease sooner expires pursuant to its terms. Sublessor anticipates that Delivery of Possession of the Subleased Premises to Sublessee shall occur on December 1, 2023. Delivery of Possession shall occur upon the last of the following to occur: (i) Sublessor has delivered a fully executed Master Lessor’s consent, in form reasonably acceptable to Sublessee (provided the form shall be deemed reasonably acceptable to Sublessee if Sublessee signs it); (ii) Sublessor has vacated the Subleased Premises, delivered possession of the Subleased Premises to Sublessee with Sublessor’s Work (as defined in Paragraph 7) completed and otherwise in the condition required in this Sublease; (iii) Sublessor has provided Sublessee keys or other means of access; and (iv) Sublessor has provided Sublessor early entry as set forth in Paragraph 3.B below. In furtherance of the foregoing, in the event that Sublessor has not so provided the early access set forth in Paragraph 3.B below, Delivery of Possession and the Term of this Lease shall occur only after the expiration of the six (6) week early access period, as set forth below. If Delivery of Possession does not occur by December 1, 2023 for any reason other than Force Majeure or delays by Sublessee, the Term of this Sublease shall not commence and Sublessee shall be entitled to two (2) days of abatement of Base Rent commencing on the Commencement Date for each day of delay thereafter, and if such failure continues beyond March 1, 2024, then Sublessee shall be entitled to terminate this Sublease by delivering written notice thereof to Sublessor on or before the date that Delivery of Possession has occurred. Notwithstanding the foregoing, if Sublessor has not obtained Master Lessor’s consent to this Sublease within forty-five (45) days of the date hereof, Sublessee shall have the right to terminate this Sublease as provided in Paragraph 22 below. At the time Sublessor requests Master Lessor’s consent to this Sublease, Sublessor shall request that Master Lessor provide an agreement between Master Lessor and Sublessee, wherein Master Lessor agrees, in the event the Master Lease Exhibit 10.1

-2- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM terminates, Master Lessor will recognize Sublessee as tenant in the Subleased Premises pursuant to the terms and conditions of this Sublease. B. Early Entry. Notwithstanding the foregoing, Sublessor shall give access to Sublessee and shall permit Sublessee to enter the Subleased Premises commencing the later of (i) October 20, 2023 and (ii) the date Master Lessor’s consent to this Sublease has been received, solely for the purpose of installing furniture, fixtures and equipment and not for the purpose of conducting business therein, provided (i) Sublessee has delivered to Sublessor the Security Deposit and first month’s Base Rent as required under Paragraph 4 and (ii) Sublessee has delivered to Sublessor evidence of all insurance required under this Sublease (but if Sublessor is delayed in providing such early entry due to Sublessee’s failure to provide the items set forth in subparts (i) and (ii) hereof, Sublessor shall be deemed to have provided early access on the date it would have otherwise provided it except for such failure). Such entry shall be subject to all of the provisions of this Sublease, except for the obligation to pay Base Rent, Operating Expenses or Tax Expenses, and shall not advance the Expiration Date of this Sublease. Sublessor intends to provide entry to the Subleased Premises and provide the FF&E to Sublessee in the condition required under this Sublease on the date set forth in this Paragraph 3.B. Sublessee may inspect the Subleased Premises and the FF&E during such early entry period and inform Sublessor if any of the elements of Sublessor’s Work have not been completed or if the FF&E are not in the condition required under Paragraph 24 hereof. If Sublessee fails to notify Sublessor of any defects during such period (or Sublessor remedies all defects identified by Sublessee), the Subleased Premises and the FF&E shall be deemed to be in the required condition, except with respect to latent defects, and the delivery condition for purposes of establishing the Commencement Date shall be satisfied. 4. Rent: A. Base Rent. Sublessee shall pay to Sublessor as base rent for the Subleased Premises for each month during the Term the following amounts per month (“Base Rent”). Months Base Rent per Month Commencement Date-12 full calendar months $107,151.00 13-24 $110,901.29 25-36 $114,782.83 37-48 $118,800.23 49-60 $122,958.24 61-72 $127,261.78 73-Expiration Date $131,715.94 Base Rent and Additional Rent, as defined in Paragraph 4.B below, shall be paid on or before the first (1st) day of each month. Base Rent and Additional Rent for any period during the Term hereof which is for less than one (1) month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30) day month. If an increase in Base Rent becomes effective on a date other than the first day of a calendar month, the Base Rent for that month shall be the sum of the two applicable rates, each prorated for the portion of the month during which the rate is in effect. Base Rent and Additional Rent shall be payable without notice

-3- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Base Rent and Additional Rent shall be paid directly to Sublessor at: FOR EFT / ELECTRONIC FUND TRANSFER: BENEFICIARY NAME: STANDARD BIOTOOLS INC. BANK OF AMERICA ACCOUNT NUMBER: DOMESTIC WIRES / ACH: ABA RTG NO. ROUTING NUMBER ACH/EFT: Checks: STANDARD BIOTOOLS INC. BANK OF AMERICA LOCKBOX SERVICES LOCK BOX 2706 MEDIA CENTER DRIVE LOS ANGELES, CA 90065 , or such other address as may be designated in writing by Sublessor. B. Additional Rent. In addition to Base Rent required to be paid by Sublessee to Sublessor, Sublessee shall pay to Sublessor its proportionate share (as hereinafter defined) of “Operating Expenses”, “Tax Expenses” and “Utilities Costs” (as defined in Section 4.2 of the Master Lease) as and when such amounts are due under the Master Lease, as incorporated herein; provided, however, that Sublessee shall only be required to pay its proportionate share of Operating Expenses, Tax Expenses and Utilities Costs to the extent they exceed the amount charged to Sublessor by Master Lessor with respect thereto in calendar year 2024. Sublessee shall also pay to Sublessor any gross receipts or rent tax payable with respect to this Sublease and all additional costs directly incurred at the specific request of Sublessee with respect to its use of the Subleased Premises. All the above stated amounts shall be deemed additional rent (“Additional Rent”). Base Rent and Additional Rent hereinafter collectively shall be referred to as “Rent” Sublessee and Sublessor agree, that other than the payment of Base Rent and Additional Rent specifically set forth in this Sublease, Sublessee shall not be obligated to pay any other monies which are Sublessor’s obligations under the Master Lease except to the extent incorporated herein under Paragraph 21.A and requested by Sublessee or required as a result of Sublessee’s use of the Subleased Premises. C. Payment of First Month’s Rent. Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor the sum of One Hundred Seven Thousand One Hundred Fifty-One Dollars ($107,151) which shall constitute Base Rent for the first month of the Term. 5. Security Deposit: Upon execution hereof by Sublessee, Sublessee shall deposit with Sublessor the sum of Two Hundred Fourteen Thousand Three Hundred Two Dollars ($214,302) (the “Security Deposit”), in cash, as security for the performance by Sublessee of the terms and conditions of this Sublease. If Sublessee fails, after any applicable notice and opportunity to cure provided under this Sublease (unless Sublessor is then barred by applicable law from sending a notice to Sublessee with respect thereto), (i) to pay Rent or other charges due hereunder or (ii) to perform any other obligation under this Sublease, then Sublessor, after five (5) days’ notice to Sublessee if same has not been cured (unless Sublessor is then barred by applicable law from sending a notice to Sublessee with respect thereto), may draw upon, use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee’s default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby, including future rent damages under California Civil Code Section 1951.2, without prejudice to any other remedy provided herein or by law. Sublessee hereby waives the provisions of any law, now or hereafter in force, including, without limitation, California Civil Code Section 1950.7, that provides that Sublessor may claim from a security

-4- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Sublessee, or to clean the Subleased Premises, it being agreed that Sublessor, in addition, may claim those sums reasonably necessary to compensate Sublessor for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Sublessee, including future rent damages following the termination of this Sublease. If Sublessor so uses or applies all or any portion of the Security Deposit, then Sublessee, within ten (10) days after demand therefor, shall deposit cash with Sublessor in the amount required to restore the Security Deposit to the full amount stated above. Upon the expiration of this Sublease, Sublessor shall return to Sublessee so much of the Security Deposit as has not been applied by Sublessor pursuant to this paragraph, or which is not otherwise required to cure Sublessee’s defaults. Notwithstanding the foregoing, at any time during the term of this Sublease, Sublessee may substitute the cash security for a letter of credit in the amount of the Security Deposit required hereunder reasonably satisfactory to Sublessor (the “Letter of Credit”). The Letter of Credit must be issued by a domestic bank reasonably acceptable to Sublessor whose deposits are insured by the FDIC. If the Letter of Credit is lost, mutilated, stolen, or destroyed, Sublessee shall cooperate, at no cost to Sublessee, with Sublessor to have the Letter of Credit replaced or reissued. The Letter of Credit shall be renewed so that it will remain effective through the date that is sixty (60) days following the expiration of this Sublease and the delivery of possession of the Subleased Premises to Sublessor in accordance with the provisions of this Sublease. In addition to the L-C Draw Events in Section 20.1 of the Master Lease, if Sublessee defaults with respect to any provision of this Sublease, including, without limitation the provisions relating to the payment of Rent, Sublessor may, but shall not be required to, after any applicable notice and opportunity to Sublessee to cure provided under this Sublease (unless Sublessor is then barred by applicable law from sending a notice to Sublessee with respect thereto), draw upon all or any part of the Letter of Credit. The original of the Letter of Credit shall be returned to Sublessee within sixty (60) days of the later of (a) the termination or earlier expiration of the Sublease Term and (b) Sublessee’s delivery of possession of the Subleased Premises to Sublessor. The Letter of Credit shall not operate as a limitation on any recovery to which Sublessor may be entitled. The Letter of Credit shall be subject to the terms of Article 20 of the Master Lease, as incorporated herein. 6. Holdover: In the event that Sublessee does not surrender the Subleased Premises by the Expiration Date in accordance with the terms of this Sublease, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from and against all loss and liability resulting from Sublessee’s delay in surrendering the Subleased Premises and pay Sublessor holdover rent as provided in Article 16 of the Master Lease. 7. Sublessor’s Work; Condition of the Subleased Premises: Sublessor shall deliver the Subleased Premises to Sublessee (i) in vacant (other than the FF&E, as defined in Paragraph 24), broom clean condition, with the building systems it is responsible for under the Master Lease operational and in working order (including any electrical, mechanical, building systems, and plumbing systems) to the extent necessary to service the Subleased Premises, (ii) with the Subleased Premises in compliance with all applicable statutes, ordinances, codes, rules, regulations, orders and requirements of all governmental authorities (“Requirements of Law”) to the extent such compliance is Sublessor’s responsibility under the Master Lease; provided Sublessee is not prevented from legally and functionally operating in the Subleased Premises for the permitted use as a result of any violation of Requirements of Law (and provided that, upon reasonable written request by Sublessee, accompanied by evidence of any violation of the Requirement of Law, Sublessor shall use commercially reasonable efforts to have Master Lessor put the Subleased Premises in compliance with Requirements of Law to the extent of Master Lessor’s obligation under the Master Lease, and subject to the terms of Paragraph 21(A)(iv) below), (iii) with the VCT in the lab area replaced with carpet and the workstations that were removed reinstalled as depicted on Exhibit C-1, and (iv) the FF&E described in Exhibit C in working order (collectively, “Sublessor’s Work”). The parties acknowledge and agree that, except as set forth in this paragraph, Sublessee is subleasing the Subleased Premises on an “as is” basis, and that Sublessor has made no representations or warranties with respect to the condition of the Subleased Premises.

-5- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM 8. Repairs: Except as expressly set forth in this paragraph, Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements, or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law. Master Lessor shall be solely responsible for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease. 9. Assignment and Subletting: Except as specifically provided in this Sublease, Sublessee may not assign this Sublease, sublet the Subleased Premises, transfer any interest of Sublessee therein or permit any use of the Subleased Premises by another party (collectively, “Transfer”), without the prior written consent of Sublessor, which shall not be unreasonably withheld, delayed or conditioned, and Master Lessor in accordance with the terms and provisions of the Master Lease; provided, however, subject to Master Lessor’s consent, to the extent expressly required per the Master Lease (a) Sublessor’s consent shall not be required for entities as described in Section 14.7 of the Master Lease, (b) Sublessor shall not withhold consent to a Transfer solely because the transferee is another tenant in the Building, Sublessor acknowledging that Sublessee may sublease all or part of the Subleased Premises or assign this Sublease to a tenant in the Building, subject to the terms of this paragraph, (c) Sublessor shall grant or withhold its consent to any proposed Transfer within fifteen (15) days of Sublessee’s request and if its consent is denied, shall detail the reasons for the denial of consent, and (d) Sublessor, subject to any rights of Master Lessor, shall not have any right to recapture the Subleased Premises. Subject to Sublessor’s and Master Lessor’s consent as provided in this paragraph, Sublessee shall have the right to assign or sublease to, or from, any other tenant in the Building. Sublessor’s waiver or consent to any assignment or subletting shall be ineffective unless set forth in writing. Any Transfer shall be subject to the terms of Article 14 of the Master Lease. If Master Lessor’s consent to a proposed Transfer is not required under the Master Lease, Sublessor’s consent shall likewise not be required. Notwithstanding anything contained in this Sublease to the contrary, Sublessee shall have the right to provide desk and other space to its affiliated companies, including, without limitation, Zynx, on a temporary basis without obtaining Sublessor’s consent; provided, however (i) Sublessee has obtained Master Lessor’s written consent thereto, (ii) such occupancy by an affiliate does not exceed ten percent (10%) of the square footage of the Subleased Premises or extend more than six (6) months, (iii) Sublessee provides Sublessor with prior written notice thereof, and (iv) such occupancy is pursuant to a commercially reasonable agreement that requires the affiliate to be bound by all of the releases set forth in this Sublease. 10. Use: Sublessee may use the Subleased Premises only for office and uses incidental thereto to the extent permitted in Section 5.1 of the Master Lease. In addition to the foregoing, subject to Master Lessor’s consent, Sublessee’s affiliated companies shall have the right to use the Subleased Premises as such affiliated company’s address and have mail delivered to the Subleased Premises. 11. Effect of Conveyance: As used in this Sublease, the term “Sublessor” means the holder of the tenant’s interest under the Master Lease. In the event of any assignment, transfer or termination of the tenant’s interest under the Master Lease, which assignment, transfer or termination may occur at any time during the Term hereof in Sublessor’s sole discretion, Sublessor shall be and hereby is entirely relieved of all covenants and obligations of Sublessor hereunder, and it shall be deemed and construed, without further agreement between the parties, that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublessor hereunder. Sublessor may transfer and deliver any security of Sublessee to the transferee of the tenant’s interest under the Master Lease, and thereupon Sublessor shall be discharged from any further liability with respect thereto. 12. Delivery and Acceptance: If Sublessor fails to deliver possession of the Subleased Premises to Sublessee on or before the Commencement Date for any reason whatsoever, then this Sublease shall not be void or voidable, nor shall Sublessor be liable to Sublessee for any loss or damage; provided, however, that in such event, the Term shall not occur until Sublessor delivers possession of the Subleased Premises to Sublessee and Sublessee shall be entitled to the additional rent abatement to the extent set forth in Paragraph

-6- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM 3.A. Unless otherwise advised by Sublessee to Sublessor on or before the Commencement Date, Sublessee conclusively shall be deemed to have accepted the Subleased Premises in their as-is, then-existing condition, without any warranty whatsoever of Sublessor with respect thereto, except as specifically provided in this Sublease. 13. Improvements: No alteration or improvements shall be made to the Subleased Premises, except in accordance with the Master Lease, and with the prior written consent of both Master Lessor and Sublessor, which consent by Sublessor shall not be unreasonably withheld, delayed, or conditioned. Subject to Master Lessor’s consent and Sublessor’s review of detailed plans, Sublessor acknowledges and consents to Sublessee rewiring the Subleased Premises and designing and installing appropriate improvements to set up an IDF room. 14. Release: Sublessor shall not be liable to Sublessee, nor shall Sublessee be entitled to terminate this Sublease or to abate Rent for any reason, including, without limitation: (i) failure or interruption of any utility system or service; (ii) failure of Master Lessor to maintain the Subleased Premises as may be required under the Master Lease; or (iii) penetration of water into or onto any portion of the Subleased Premises. The obligations of Sublessor shall not constitute the personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders or other principals or representatives of the business entity. Notwithstanding the foregoing, in the event Sublessee cannot, in Sublessee's reasonable judgment, use all or any portion of the Subleased Premises, for any reason whatsoever, other than Sublessee’s actions or inactions, and Sublessor receives a rent abatement under the Master Lease as to the Subleased Premises as a result thereof, Sublessee shall be entitled to a corresponding rent abatement. 15. Insurance: Except as specifically set forth in this paragraph, Sublessee shall obtain and keep in full force and effect, at Sublessee’s sole cost and expense, during the Term the insurance required under Sections 10.3 and 10.5 of the Master Lease. Sublessee shall name Master Lessor and Sublessor as additional insureds under its liability insurance policy. The release and waiver of subrogation set forth in Section 10.4 of the Master Lease, as incorporated herein, shall be binding on the parties. Subject to receipt of Master Lessor’s consent, the following changes to Section 10.3 of the Master Lease, as incorporated herein, shall apply to Sublessee: (a) with respect to Section 10.3.1 the words “0% Insured’s participation” are deleted; (b) Section 10.3.6 is deleted; and (c) the following changes are made to Section 10.3.7: (i) the words “or coverage changed” in subsection (v) are deleted; (ii) in subsection (vii) “$20,000” is changed to “a commercially reasonable amount”; and (iii) the words “and at least thirty (30) days” are deleted from the third sentence. Section 10.4 is modified by deleting the words “for fire and all risk coverage, theft, or other similar insurance” from the first sentence. 16. Default: Sublessee shall be in default under this Sublease if Sublessee commits any act or omission which constitutes a default under the Master Lease, which has not been cured after delivery of written notice and passage of the applicable grace period provided in the Master Lease as modified, if at all, by the provisions of this Sublease. In the event of any default beyond notice and applicable cure periods, by Sublessee, Sublessor shall have all remedies provided pursuant to Section 19.2 of the Master Lease and by applicable law, including damages that include the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the lessee proves could be reasonably avoided and the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). 17. Surrender: Prior to expiration of this Sublease, Sublessee shall remove all of its trade fixtures and shall surrender the Subleased Premises to Sublessor in the condition required under the Master Lease; provided, however, Sublessee shall not be required to restore any Tenant Improvements, Alterations or wiring for data, telephone or other cabling that were installed prior to the Commencement Date or otherwise made by

-7- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM Sublessor prior to delivery of the Subleased Premises to Sublessee except Sublessee shall remove all telephone, data and other cabling and wiring as required by Master Lessor if installed by Sublessee, and provided that Sublessor does not interfere with Sublessee’s use of the Subleased Premises or operation of its business in the Subleased Premises other than due to the cabling and wiring being removed, Sublessee shall allow Sublessor, without reduction of Rent or other obligations of Sublessee under this Sublease, during the last two (2) weeks of the Term, to enter the Subleased Premises to remove any such cabling installed by Sublessor. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all liabilities Sublessor incurs as a result thereof, including costs incurred by Sublessor in returning the Subleased Premises to the required condition, plus interest thereon at the Interest Rate. 18. Broker: Sublessor and Sublessee each represents to the other that it has dealt with no real estate brokers, finders, agents, or salesmen other than Cushman Wakefield, representing both Sublessor and Sublessee in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder’s fees or other compensation made by any other agent, broker, salesman or finder as a consequence of such party’s actions or dealings with such agent, broker, salesman, or finder. 19. Notices: Unless at least five (5) days’ prior written notice is given in the manner set forth in this paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below its signature at the end of this Sublease. Furthermore, to be effective, a copy of all notices sent to Sublessee shall be sent to The Hearst Corporation, 300 West 57th Street, New York, NY 10019 Attention: real estate counsel and to the Subleased Premises to the attention of Cynthia MacAskill following the Commencement Date. All notices, demands or communications in connection with this Sublease shall be (a) personally delivered; or (b) properly addressed and (i) submitted to an overnight courier service, charges prepaid, or (ii) deposited in the mail (certified, return receipt requested, and postage prepaid); provided, however, all notices to Sublessor must also be provided by email to the email address provided by Sublessor. Notices shall be deemed delivered upon receipt, if personally delivered, one (1) business day after being submitted to an overnight courier service and three (3) business days after mailing, if mailed as set forth above. All notices given to Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease. 20. Miscellaneous: This Sublease may not be amended except by the written agreement of all parties hereto. This Sublease may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Sublease, the parties may execute and exchange, by electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from their counterparts and attached to a single copy of this Sublease to physically form one document. In addition, the parties hereto consent and agree that this Sublease may be signed using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party's handwritten signature. Sublessor has not had an inspection of the Premises performed by a Certified Access Specialist as described in California Civil Code § 1938. A Certified Access Specialist (CASp) can inspect the Subleased Premises and determine whether the Subleased Premises complies with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the Subleased Premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the Subleased Premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the Subleased Premises. Capitalized terms used but not defined in this Sublease shall have the meanings ascribed to such terms in the Master Lease.

-8- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM 21. Other Sublease Terms: A. Incorporation by Reference. Except as set forth below, the terms and conditions of this Sublease shall include all of the terms of the Master Lease and such terms are incorporated into this Sublease as if fully set forth herein, except that: (i) each reference in such incorporated sections to “Lease” shall be deemed a reference to “Sublease”; (ii) each reference to the “Premises” shall be deemed a reference to the “Subleased Premises”; (iii) each reference to “Landlord” and “Tenant” shall be deemed a reference to “Sublessor” and “Sublessee”, respectively, except as otherwise expressly set forth herein; (iv) with respect to work, services, repairs, restoration, insurance, indemnities, representations, warranties or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor as and when requested to do so by Sublessee, and to use Sublessor’s reasonable efforts (without requiring Sublessor to engage in litigation; provided, however, Sublessee shall have the right to enforce Master Lessor’s obligations in the Subleased Premises through litigation, using Sublessor’s name, if required, provided Sublessee indemnifies Sublessor from any losses, costs, liabilities or damages with respect thereto) to obtain Master Lessor’s performance; (v) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults but not less than three (3) days, unless the Master Lease specifies three (3) days or less, in which case Sublessee’s period shall not be less than one (1) business day; (vi) with respect to any approval required to be obtained from the “Landlord” under the Master Lease, such consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor’s consent is not obtained; (vii) in any case where the “Landlord” reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, perform any actions or cure any failures, such reservation or right shall be deemed to be for the benefit of both Master Lessor and Sublessor; (viii) in any case where “Tenant” is to indemnify, release or waive claims against “Landlord”, such indemnity, release or waiver shall be deemed to cover, and run from Sublessee to, both Master Lessor and Sublessor; (ix) in any case where “Tenant” is to execute and/or deliver certain documents or notices to “Landlord”, such obligation shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (x) all payments shall be made to Sublessor; (xi) Sublessee shall pay all consent and review fees set forth in the Master Lease to each of Master Lessor and Sublessor; (xii) Sublessee shall not have the right to terminate this Sublease due to casualty or condemnation unless Sublessor has such right under the Master Lease; (xiii) all “profit” under subleases and assignments by Sublessee shall be split evenly by Sublessor and Sublessee after Sublessee first deducts all of its costs as permitted under Section 14.3 of the Master Lease; (xiv) Sublessor’s obligations under Section 4.3 are limited to forwarding statements and refunds provided by Master Lessor, and Sublessee shall have no right to dispute or audit such statements directly, but Sublessor shall use commercially reasonable efforts to audit such statements under Section 4.6 of the Master Lease on Sublessee’s behalf and at Sublessee’s cost, if reasonably requested by Sublessee and Sublessee shall only be obligated to pay Operating Expenses, Tax Expenses and Utility Costs to the extent they exceed the amounts payable by Sublessor with respect to the Subleased Premises in the calendar year 2024; and (xv) Tenant’s Share shall mean 25% of the Premises and 5.2% of the Building (“Sublessee’s proportionate share”). Under no circumstances shall rent abate under this Sublease except to the extent that rent correspondingly abates under the Master Lease as to the Subleased Premises. Notwithstanding the foregoing, the following provisions of the Master Lease shall not be incorporated herein: Summary of Basic Lease Information (except Section 6.2); all references to the Tenant Work Letter; Sections 1.1.1, 1.2 (except the third and fourth sentences), 1.4, 2 (except the third sentence), Article 3, 4.1 (the second sentence only), 4.2.3 (with respect to the second paragraph), 4.2.4, 4.2.6, 4.6 (subject to subpart (xiv) above), 5.1 (the first sentence), 5.2.9 (the second sentence), 5.2.10, 5.3.2 (the first sentence only), 14.4 (only with respect to references to the L-C Amount), 14.7 (subject to the terms of Paragraph 9 above), 17 (the sixth sentence between the first two commas), 18 (the last sentence and after the semicolon in the first sentence

-9- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM only), 20 (subpart 20.1(A) and 20.3.1), 24.8.1 (the first sentence only), 24.8.2, 24.19, 24.25, and 24.36.1(b) (the last sentence only); Exhibits A, B, and E-H; Rider 1; First Amendment to Lease; Second Amendment to Lease. In addition, notwithstanding subpart (iii) above, (a) references in the following provisions to “Landlord” shall mean Master Lessor only: Sections 4.2.3, 4.2.5, 4.2.7, 4.3.4, 5.2.9, 6.1, 6.3 (the first two references), 6.5, 6.7, 7.1 (the first instance only), 7.2 (except the last two instances), 8.3 (except the second and third sentences), 8.4 (the sixth sentence), 11.1, 11.2, 11.4, 14.2 (the third-sixth instances only), 15.2 (the last instance only), 21, 23, 24.30, 24.33, 24.36.2 and 24.37.2; (b) references in the following provisions to “Landlord” shall mean Master Lessor and Sublessor: 5.2.6, 5.2.7, 5.3.5, 7.2 (the last two instances only), 8.2 (the last reference in the penultimate sentence), 9, 10.3.7, 15.2 (the seventh sentence) and 24.7; and (c) the reference in Section 1.3 to Section 6.1 of the Summary shall be to Paragraph 2 of this Sublease. B. Assumption of Obligations. This Sublease is and at all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. In the event the Master Lease is terminated for any reason whatsoever, this Sublease shall terminate simultaneously with such termination (unless Master Lessor or a successor tenant agrees to permit Sublessee to continue to occupy the Subleased Premises on the terms of this Sublease for the remainder of the Term), without any liability of Sublessor to Sublessee unless the termination is due to Sublessor’s violation of this Sublease . Other than in connection with the termination of the Master Lease pursuant to Article 11 or 12, Sublessor shall not enter into an agreement with Master Lessor to terminate the Master Lease and shall comply with and fulfill all its obligations under the Master Lease as required so that Master Lessor does not terminate the Master Lease as a result of Sublessor’s failure to perform (unless Master Lessor or a successor tenant agrees to permit Sublessee to continue to occupy the Subleased Premises on the terms of this Sublease for the remainder of the Term). In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublessor and Sublessee, the provisions of this Sublease shall control. In the event of a conflict between the express provisions of this Sublease and the provisions of the Master Lease, as incorporated herein, the express provisions of this Sublease shall prevail. 22. Conditions Precedent: This Sublease and Sublessor’s and Sublessee’s obligations hereunder are conditioned upon the written consent of Master Lessor. Each party shall use commercially reasonable efforts to obtain such consent, including by promptly signing Master Lessor’s commercially reasonable consent form. If Sublessor fails to obtain Master Lessor’s consent within forty-five (45) days after execution of this Sublease by Sublessor, then Sublessor or Sublessee may terminate this Sublease by giving the other party written notice thereof prior to the date such consent is received, and Sublessor shall return to Sublessee its payment of the first month’s Rent paid by Sublessee pursuant to Paragraph 4 hereof and the Security Deposit. 23. Termination; Recapture: Sublessor agrees that it will not enter into any agreement to terminate the Master Lease as it affects the Subleased Premises to the extent provided in Paragraph 21.B. above. Notwithstanding anything to the contrary herein, Sublessee acknowledges that, under the Master Lease, both Master Lessor and Sublessor have certain termination and recapture rights pursuant to Sections 5.2.9, 11.2, 11.4, 12.1 or 14.4 of the Master Lease and Sublessee hereby agrees that if a termination pursuant to such subsections occurs, this Sublease shall terminate and neither Master Lessor nor Sublessor shall have any liability to Sublessee as a result thereof. 24. Cleaning: Sublessor shall provide cleaning services to the Subleased Premises as set forth on Exhibit D attached hereto. Sublessee shall pay Sublessor annually, within thirty (30) days of receipt of a bill therefore of the amount by which the cost of such cleaning services to the Subleased Premises exceeds the cost for the for the base year. 25. Utilities: Sublessor hereby represents and warrants that there is a submeter measuring the use of electricity in the Subleased Premises. Sublessee shall pay Sublessor annually, within thirty (30) days of receipt of a bill therefore of the amount by which the cost of utilities to the Subleased Premises, as measured

-11- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM EXHIBIT A MASTER LEASE

-12- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM EXHIBIT B SUBLEASED PREMISES

-13- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM EXHIBIT C FURNITURE

-14- 4855-3141-1533.2 - 2/27/2023 3:13:45 PM